LONG-TERM INVESTMENTS, NET - Changes in the long term investments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
LONG-TERM INVESTMENTS, NET
Investments in equity method investees	¥ 1,758,510		¥ 360,965	¥ 436,344	¥ 370,985
Investments accounted for at fair value	5,717,276		1,014,400
Equity investments without readily determinable fair value using the NAV practical expedient	59,446		60,691
Equity investments without readily determinable fair value using the measurement alternative	55,681		41,377
Long-term time deposits	11,477,840		15,568,643
Held-to-maturity debt investments	1,079,771		1,808,331
Available-for-sale debt investments			4,935,699
Total long-term investments	¥ 20,148,524	$ 2,881,201	¥ 23,790,106